ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

STATE OF LOUISIANA §

PARISH OF ST MARY §

KNOW ALL MEN BY THESE PRESENTS, THAT:

Argyle Energy, Inc., whose mailing address is 10777 Westheimer, Suite 170, Houston, Texas 77042, (hereinafter referred to as "Assignor"), for and in consideration of the sum of One Hundred and No/100 Dollars ($100.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby GRANT, BARGAIN, SELL, ASSIGN and CONVEY unto Falcon Natural Gas Corporation, whose mailing address is 2500 City West Blvd., Suite 300, Houston, TX 77042 (hereinafter referred to as "Assignee"), subject to the terms and provisions set forth herein, one hundred percent (100.0%) of the lease hold working interest in and to the oil, gas, and mineral leases described more particularly on Exhibit "A," attached hereto and made a part hereof for all purposes (collectively, the "Leases").

This Assignment of Oil, Gas and Mineral Leases is made without either express or implied warranty or recourse of title to the Leases herein assigned, and is expressly made subject to the following terms and provisions:

Assignor reserves unto itself and its successors in title an overriding royalty interest in the Leases equal to the difference between thirty percent (30.0%) percent and the existing lease royalty and overriding royalty burdens of record as of the effective date hereof. If the Leases cover less than 100% of the mineral rights in the lands covered thereby, then the overriding royalty interests as above provided shall be proportionately reduced. The overriding royalty interest herein reserved shall be free of drilling and operating expenses, but shall bear its proportionate share of severance and production taxes and shall be calculated and paid or delivered in the same manner as

provided in the Leases affected thereby for the calculation and payment or delivery of royalty therein reserved to lessors. It is agreed that Assignee, its successor and assigns, shall have the right, without the further approval of Assignors, to pool and unitize the Leases and the lands affected thereby or portions thereof with other lands or leases to form one or more pooled units in accordance with the authority granted by the Leases, or otherwise; and, as to each unit so created, Assignors shall be entitled to receive in lieu of the overriding royalty interest herein assigned that proportion of said interest which the amount of the surface acreage affected by said overriding royalty interest and placed in the unit bears to the entire surface area of the unit. As to any unit created by order of the Department of Natural Resources, Office of Conservation for the State of Louisiana, or other regulatory body having jurisdiction, the overriding royalty herein assigned shall be calculated on the production allocated under such order to the lands affected by said overriding royalty. The overriding royalty provided herein shall be paid and delivered to Assignors only if, as, and when oil or gas or other minerals are produced on the lands under the terms of the Leases.

This Assignment of Oil, Gas and Mineral Leases is further made expressly subject to the terms and provisions of the following unrecorded Letter Agreements:

1. That certain unrecorded Letter Agreement between Merlin Resources, Inc. and Assignor dated July 22, 2004,

2. That certain unrecorded Letter Agreement between Assignor and Assignee dated August 2, 2004.

This Assignment of Oil, Gas and Mineral Leases shall be binding upon the parties hereto and their respective heirs, successors, assigns and legal representatives.

IN WITNESS WHEREOF, this Assignment of Oil, Gas and Mineral Leases is executed by Assignor and Assignee on the dates of their respective notarial acknowledgement and in the presence of the undersigned competent witnesses, effective however for all purposes as of August 2, 2004.

WITNESSES:

Jerry L. Nixon
Printed Name: JERRY L. NIXON

Kenny W. Tidwell
Printed Name: KENNY W. Tidwell

ASSIGNOR

ARGYLE ENERGY INC.

By: Harry Peters
Printed Name: HARRY PETERS

WITNESSES:

Jerry L. Nixon
Printed Name: JERRY L. NIXON

Kenny W. Tidwell
Printed Name: KENNY W. Tidwell

ASSIGNEE

FALCON NATURAL GAS CORPORATION

By: Massimiliano Pozzoni
Printed Name: MASSIMILIANO POZZONI

STATE OF TEXAS

COUNTY OF HARRIS

On this 16th day of June, 2005, before me appeared HARRY PETERS, to me personally known, who being by me duly sworn, did say that he is the SR. V. P. of Argyle Energy, Inc., and that the foregoing instrument was signed by him on behalf of said corporation.

Gaynell Shackelford
NOTARY PUBLIC

My Commission expires 11/20/06.

Gayneli Shackelford
Notary Public
State of Texas
My Commission Expires
November 20, 2006

STATE OF TEXAS

COUNTY OF HARRIS

On this 16th day of June, 2005, before me appeared MASSIMILIANO POZZONI, to me personally known, who being by me duly sworn, did say that he is the V.P. - Busi. Devel. of Falcon Natural Gas Corporation, and that the foregoing instrument was signed by him on behalf of said corporation.

Gaynell Shackelford
NOTARY PUBLIC

My Commission expires 11/20/06.

Gaynell Shackelford
Notary Public
State of Texas
My Commission Expires
November 20, 2006

EXHIBIT "A"

TO ASSIGNMENT OF OIL AND GAS LEASES FROM ARGYLE ENERGY, INC. TO FALCON NATURAL GAS CORPORATION

(All recording references are to the records of St. Mary Parish, Louisiana.)

OIL, GAS AND MINERAL LEASE

DATED: October 15, 2004
LESSOR: Avoca Incorporated
RECORDED:
BOOK 70
PAGE 53

OIL, GAS AND MINERAL LEASE

DATED: October 15, 2004
LESSOR: Hellenic Inc.
RECORDED:
BOOK 70
PAGE 1

OIL, GAS AND MINERAL LEASE

DATED: October 8, 2004
LESSOR: Ramos Investments Company
RECORDED:
BOOK 70
PAGE 33